DREYFUS EMERGING MARKETS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following semi-annual report on the Dreyfus Emerging Markets Fund comes to you from D. Kirk Henry, the portfolio manager.
    Kirk, who has managed the Fund since its inception on June 28, joined The Boston Company - our corporate affiliate - in 1994 as an equity portfolio manager. He is a Vice President of The Boston Company and has had 14 years experience in the investment field.
    Prior to joining The Boston Company he was Executive Vice President at Cseh International & Associates, Inc., the international money management division of Cashman Farrell and Associates. Previously, he was an international portfolio manager at Provident Capital Management, Inc. He started his career as a securities analyst with First Chicago Investment Advisors and Sears Investment Management Co.
    Kirk graduated with a B.A. in Human Biology from Stanford University in 1981 and received his MBA in accounting/finance from the University of Chicago in 1984. He was awarded a Chartered Financial Analyst designation in 1986. In addition, he is a member of the Boston Security Analysts Society.
    We have great confidence in Kirk Henry's ability to manage investments on your behalf.
                                  Sincerely,
                      [Stephen E. Canter signature logo]
                                  Stephen E. Canter
                                  Chief Investment Officer



DREYFUS EMERGING MARKETS FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Emerging Markets Fund was started five months ago on June 28, 1996. The emerging markets during this period declined 4.62% as measured by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF).* Your Fund's performance, though down, didn't decline as much, falling 2.16%.**
    The U.S. market continued, during the period under review, to outpace the international markets including the emerging markets. This is the second year emerging markets have underperformed both the U.S. market and the developed international markets. Over the past two years on an annualized basis, the MSCI/EMF declined 5.9%, The Morgan Stanley Capital International World Index rose 16.6%, and The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE (R)) Index rose 7.9%. This underperformance can be viewed as an opportunity to diversify a portion of one's portfolio into the emerging markets, which offer potentially higher returns. The GNP of the emerging markets is growing at approximately twice the rate of developed markets. This can translate into faster earnings growth and potentially higher stock market returns. The emerging markets make up 85% of the world's population, 77% of the land mass but only 23% of the GDP and 16% of the world's stock market capitalization. Over the long term, the GDP and stock market capitalization of the emerging markets will rise. The valuation of the emerging markets is lower than international and world markets (see table). In addition, the price-to-earnings ratio and price-to-book value ratio of the Fund's portfolio is lower than the MSCI/EMF Index.
                             Market Valuations
                          ______________________
                                             P/E      P/BV      P/CF
                                            ___        ___       ___
             Emerging Markets Free          15.8       1.6       8.4
             EAFE
              (International)               26.3       2.3      10.3
             World                          22.9       2.7      10.8
             U.S.                           19.7       3.6      11.4
Source: Morgan Stanley Capital International (11/29/96)
    Our investment style is a bottom-up value stock selection process. We invest in companies with good valuations, increasing earnings momentum, and strong business fundamentals. After using computer screens to evaluate potential candidates, our team of analysts performs rigorous fundamental analysis on each company we consider or own. Country weightings are determined by our ability to find attractively priced companies with good business fundamentals.
    We own 73 companies across 18 different emerging market countries. We are well diversified across industries, holding a wide variety of companies in the financial, cyclical, consumer, and utility industries.
    From a global perspective, we are overweighted in Latin America (36.9% vs. 29.2% for the Index) and underweighted in Asia (30.2% vs. 51.2%). Latin America is recovering from the recession of 1994/1995 and we have recently purchased Empaques Ponderosa, a Mexican boxboard manufacturer, and Cimentos Itau, a Brazilian cement company, both of which are experiencing increases in earnings as the recovery takes hold. Our overweighting in Latin America has been beneficial as the Emerging Markets Latin America Index year-to-date is up 15.5% whereas Emerging Markets Asia Index is only up 2.5%.
    Our underweighted positions in Asia stem partly from valuation criteria and partly from fundamentals. The valuations in Asia are higher than other emerging market regions, reflecting higher growth expectations. At the same time, economies in Asia are slowing. Recently, because of strong capital expenditure in plant and equipment, the cost basis for companies has risen while at the same time, demand has fallen short of expectations, creating an overcapacity situation in industries such as chemicals and cement. Slowing GDP growth, lower capacity utilization, rising costs, and lower demand are negatively affecting the earnings growth of some Asian companies and markets.
    The countries with the biggest market weighting in the portfolio are Brazil (14.1%), Malaysia (10.7%), and Mexico (10.8%). Countries that are overweighted include the Philippines (5.0%), Argentina (5.4%), and Portugal (4.3%). Among the larger emerging markets, the best performing markets so far this year include Taiwan (+36.7%), Brazil (+31.5%), Portugal (+26.8%), Indonesia (+23.3%), Malaysia (+23.3%), the Philippines (+14.1%), and Mexico (+13.8%). We are underweighted in South Africa (4.6% vs. 10.8%), India (2.9% vs. 5.2%), and Thailand (2.7% vs. 5.5%). The worst performing markets so far this year include many of the markets in which we are underweighted: South Africa has fallen -17.9% year-to-date, Thailand by -29.8%, India -8.9%, and Korea -29.4%.
    Despite the stock price declines in India, South Africa and Thailand, we haven't found many attractive stocks with improving fundamentals. Our underweighted positions still remain. However, in Korea we have been finding attractive value situations with strong fundamentals and our weighting there increased to 5.4%. We have recently added Korea Mobile Telephone and Kookmin Bank to the portfolio.
    Our strategy is to hold a well-diversified portfolio of emerging markets stocks in many different countries and industries. As valuations and fundamentals change, our specific holdings will change. We currently are looking at companies in Eastern Europe and, assuming we find attractive candidates, our exposure in that region will increase in the coming months.
    We are pleased that you are one of our shareholders. We intend to exert our best efforts to bring you rewarding returns on your investment.
                                 Sincerely,
                      [D. Kirk Henry signature logo]
                                  D. Kirk Henry
                                  Portfolio Manager
December 20, 1996
New York, N.Y.

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF) is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The MSCI/ EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.
**Total return includes reinvestment of dividends and any capital gains paid.


DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS                                                                        NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks-80.4%                                                                            Shares                 Value
                                                                                               ______                 ______
  Argentina-5.5%                     Central Costanera, Cl. B......                            61,000          $     195,298
                                     Disco, ADR.............................                    4,000 (a)            100,500
                                     Telefonica de Argentina, ADR...........                    6,500                165,750
                                     YPF Sociedad Anonima, ADR..............                   11,400                265,050
                                                                                                                      ______
                                                                                                                     726,598
                                                                                                                      ______
  Brazil-7.0%                        Aracruz Celulose, ADR                                     18,100                140,275
                                     Companhia Brasileira de Distribuicao Grupo
                                       Pao de Acucar........................                    4,800                 80,400
                                     Companhia Energentina De Minas Gerais, ADR                 9,200                293,250
                                     Companhia Vale do Rio Doce.............                    7,100                148,213
                                     Telecomunicacoes Brasileiras, ADR......                    3,500                265,125
                                                                                                                      ______
                                                                                                                     927,263
                                                                                                                      ______
  Chile-4.3%                         Banco BHIF, ADR...................                        13,300 (a)            224,438
                                     Compania De Telecomunicaciones, ADR....                    1,500                142,687
                                     Cristalerias De Chile, ADR.............                   10,400                201,500
                                                                                                                      ______
                                                                                                                     568,625
                                                                                                                      ______
  China-.9%                          Ek Chor China Motorcycle, ADR......                        5,600                 41,300
                                     Jilin Chemicals Industrial, ADR........                    6,000                 76,500
                                                                                                                      ______
                                                                                                                     117,800
                                                                                                                      ______
  Hong Kong-3.5%                     Dah Sing Financial........                                15,000                 60,333
                                     HSBC Holdings...............................               4,488                 93,452
                                     Harbour Centre Development.............                  132,000                192,913
                                     Yue Yuen Industrial....................                  344,000                115,675
                                                                                                                      ______
                                                                                                                     462,373
                                                                                                                      ______
  Hungary-1.1%                       Pick Szeged, ADR................                           2,800 (a,b)          140,000
                                                                                                                      ______
  India-2.8%                         Reliance Industries, GDR..........                        12,000                138,360
                                     State Bank of India, GDR...............                    8,300 (b)            135,124
                                     Steel Authority, GDR...................                   12,000 (b)            102,000
                                                                                                                      ______
                                                                                                                     375,484
                                                                                                                      ______
  Indonesia-2.9%                     PT Bank Bali..................                           106,000                246,354
                                     PT Indosat, ADR........................                    3,400                 93,925
                                     PT Sari Husada.........................                   10,000                 46,908
                                                                                                                      ______
                                                                                                                     387,187
                                                                                                                      ______
  Israel-1.3%                        Super sol........................                .         7,050                172,511
                                                                                                                      ______
  Luxembourg-1.3%                    Espirito Santo Financial, ADR                             13,500                177,188
                                                                                                                      ______
  Malaysia-10.8%                     AMMB Holdings Berhad..........                            28,000                222,715
                                     Affin Holdings Berhad..................                   50,000                146,419
                                     IOI Properties Berhad..................                   60,000                197,072
                                     Leader Universal Holdings Berhad.......                   57,000                128,571
                                     MBF Capital Berhad.....................                   80,000                125,366
                                     Malayawata Steel Berhad................                   60,000                117,293


DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                               ______                 ______

  Malaysia (continued)               Pacific & Orient Berhad                                   50,000           $    127,622
                                     Perusahaan Otomobil Nasional Berhad....                   25,600                162,089
                                     Petronas Dagangan Berhad...............                   43,000                114,009
                                     United Engineers.......................                   10,000                 90,621
                                                                                                                      ______
                                                                                                                   1,431,777
                                                                                                                      ______
  Mexico-10.8%                       ALFA............................                          43,100                192,618
                                     ARA.........................................              65,000 (a)            145,040
                                     Controladora Comercial Mexicana, ADR...                    9,500                171,594
                                     Empaques Ponderosa.....................                  294,000                152,824
                                     Grupo Financiero Inbursa...............                   59,700                189,980
                                     Tablex......................................              31,000                 80,570
                                     Telefonos de Mexico, Series L, ADR.....                    6,800                206,550
                                     Transportacion Maritima, ADR...........                   29,000                199,375
                                     Tubes de Acero de Mexico, ADR..........                    6,700 (a)             91,288
                                                                                                                      ______
                                                                                                                   1,429,839
                                                                                                                      ______
  Peru-2.3%                          Telefonica del Peru, ADR...........                       16,000                310,000
                                                                                                                      ______
  Philippines-5.0%                   Empire East Land Holdings...                             225,000 (a)            109,161
                                     First Philippine Holdings..............                   45,000                 95,034
                                     Philippine Long Distance Telephone.....                    3,500                201,250
                                     Philippine National Bank...............                   12,000 (a)            150,045
                                     Universal Robina.......................                  230,000                113,775
                                                                                                                      ______
 ...                                                                                                                  669,265
                                                                                                                      ______
  Portugal-3.0%                      Banco Comercial Portugues, ADR                            10,000                132,500
                                     Cimpor-Cimentos de Portugal............                    5,500                114,923
                                     Portugal Telecom, ADR..................                    5,800                153,700
                                                                                                                      ______
                                                                                                                     401,123
                                                                                                                      ______
  Singapore-5.1%                     Development Bank of Singapore                             18,000                232,300
                                     Far East Levingston Shipbuilding.......                   45,000                239,037
                                     Singapore Airlines.....................                   20,000                204,235
                                                                                                                      ______
                                                                                                                     675,572
                                                                                                                      ______
  South Africa-4.6%                  Barlow, ADR................                               11,000                 99,688
                                     Barlow......................................              11,800                108,273
                                     Malbak......................................              32,000                151,697
                                     Polifin.....................................              80,000                137,093
                                     Sasol.......................................               9,000                111,279
                                                                                                                      ______
                                                                                                                     608,030
                                                                                                                      ______
  South Korea-5.5%                   Kookmin Bank, GDR...........                               6,500 (a,b)          119,860
                                     Korea Electric Power...................                    5,000                160,024
                                     Korea Mobile Telecommunications........                   17,400                226,200
                                     Pohang Iron & Steel, ADR...............                   11,000                221,375
                                                                                                                      ______
                                                                                                                     727,459
                                                                                                                      ______
  Thailand-2.7%                      Bangkok Bank Public............                           16,500                188,645

DREYFUS EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             NOVEMBER 30, 1996 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                               ______                 ______

  Thailand (continued)               Srithai Superware.......                                  36,000          $     176,194
                                                                                                                      ______
                                                                                                                     364,839
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $10,848,472)...................                                     $10,672,933
                                                                                                                      ======
Preferred Stocks-7.2%
  Brazil:                            Banco Itau...........................                        500          $     197,483
                                     Brasmotor..............................        .             700                197,193
                                     Companhia Cimento Portland Itau........                      600                175,992
                                     Ericsson Telecomunicacoes..............                   11,800                183,911
                                     Petroleo Brasileiro....................                    1,500                204,758
                                                                                                                      ______
                                     TOTAL PREFERRED STOCKS
                                       (cost $978,146)......................                                   $     959,337
                                                                                                                      ======
                                                                                            Principal
Short-Term Investments-18.2%                                                                   Amount
                                                                                               ______
  U.S. Treasury Bills:               5%, 12/5/96.............                           $     141,000          $     140,902
                                     5.02%, 12/12/96........................                  386,000                385,348
                                     5.13%, 12/19/96........................                  562,000                560,477
                                     4.92%, 1/2/97..........................                   92,000                 91,587
                                     4.98%, 1/16/97.........................                  212,000                210,633
                                     5.12%, 1/23/97.........................                  187,000                185,614
                                     4.98%, 2/27/97.........................                  856,000                845,651
                                                                                                                      ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,420,359)....................                                    $  2,420,212
                                                                                                                      ======
TOTAL INVESTMENTS (cost $14,246,977)........................................                   105.8%            $14,052,482
                                                                                                 ====                 ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                    (5.8%)         $    (764,412)
                                                                                                 ====                 ======
NET ASSETS..................................................................                   100.0%            $13,288,070
                                                                                                 ====                 ======
Notes to Statement of Investments:
    (a)  Non-income producing.
    (b)  Securities exempt from registration under Rule 144A of the
    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
    November 30, 1996, these securities amounted to $496,984 or approximately
    3.7% of net assets.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                       Cost            Value
                                                                                                      ______          ______
ASSETS:                          Investments in securities-See Statement of Investments          $14,246,977     $14,052,482
                                 Cash.......................................                                          77,175
                                 Cash denominated in foreign currencies.....                         365,118         364,133
                                 Dividends receivable.......................                                          13,530
                                 Receivable for subscriptions to Common Stock                                         12,000
                                 Prepaid expenses...........................                                           5,064
                                 Due from The Dreyfus Corporation and affiliates                                       2,514
                                                                                                                      ______

                                                                                                                  14,526,898
                                                                                                                      ______
LIABILITIES:                     Due to Distributor.........................                                           8,139
                                 Net unrealized (depreciation) on forward
                                 .......        currency exchange contracts-Note 3(a)                                    683
                                 Payable for investment securities purchased                                       1,201,433
                                 Accrued expenses...........................                                          28,573
                                                                                                                      ______

                                                                                                                   1,238,828
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
REPRESENTED BY:                  Paid-in capital............................                                     $13,383,789
                                 Accumulated undistributed investment income-net                                       4,959
                                 Accumulated net realized gain (loss) on investments                                  94,741
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                   (195,419)
                                                                                                                      ______
NET ASSETS..................................................................                                     $13,288,070
                                                                                                                      ======
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                       1,086,938
NET ASSET VALUE per share...................................................                                          $12.23
                                                                                                                        ====





See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996 (UNAUDITE
D)
INVESTMENT INCOME

INCOME:                          Cash dividends
                                     (net of $3,506 foreign taxes withheld at source)                                 $  36,252
                                 Interest...................................                         33,822
                                                                                                      _____
                                       Total Income.........................                                         $   70,074
EXPENSES:                        Management fee-Note 2(a)...................                         40,697
                                 Custodian fees.............................                         15,656
                                 Legal fees.................................                         14,648
                                 Shareholder servicing costs-Note 2(b)......                         10,722
                                 Audit fees.................................                         10,359
                                 Registration fees..........................                          7,337
                                 Directors' fees and expenses-Note 2(c).....                          5,966
                                 Prospectus and shareholders' reports.......                          1,560
                                 Miscellaneous..............................                            927
                                                                                                      _____
                                       Total Expenses.......................                         107,872

                                 Less-expense reimbursement from the Manager due to
                                     undertaking-Note 2(a)..................                        (42,757)
                                                                                                      _____
                                       Net Expenses.........................                                             65,115
                                                                                                                          _____
INVESTMENT INCOME-NET.......................................................                                              4,959
                                                                                                                          _____
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                       $105,559
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        (10,818)
                                                                                                      _____
                                     Net Realized Gain (Loss)...............                                             94,741
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                           (195,419)
                                                                                                                          _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (100,678)
                                                                                                                          _____
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                         $  (95,719)
                                                                                                                          =====


See notes to financial statements.


DREYFUS EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1996 (UNAUDITED)
OPERATIONS:
  Investment income-net...................................................................                      $         4,959
  Net realized gain (loss) on investments.................................................                               94,741
  Net unrealized appreciation (depreciation) on investments...............................                             (195,419)
                                                                                                                         ______
    Net Increase (Decrease) in Net Assets Resulting from Operations.......................                              (95,719)
                                                                                                                         ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...........................................................                           13,526,522
  Cost of shares redeemed.................................................................                             (142,733)
                                                                                                                         ______
    Increase (Decrease) in Net Assets from Capital Stock Transactions.....................                           13,383,789
                                                                                                                         ______
      Total Increase (Decrease) in Net Assets.............................................                           13,288,070
NET ASSETS:
  Beginning of Period.....................................................................                                 -
                                                                                                                         ______
  End of Period...........................................................................                          $13,288,070
                                                                                                                         ======
Undistributed investment income-net.......................................................                      $         4,959
                                                                                                                         ______
                                                                                                                        Shares
                                                                                                                         ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.............................................................................                           1,098,719
  Shares redeemed.........................................................................                              (11,781)
                                                                                                                         ______
    Net Increase (Decrease) in Shares Outstanding.........................................                            1,086,938
                                                                                                                         ======






See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period June 28, 1996 (commencement of operations) to November 30, 1996. This information has been derived from the Fund's financial statements.
PER SHARE DATA:
    Net asset value, beginning of period....................................................                    $12.50
                                                                                                                  ____
    Investment Operations:
    Investment income-net...................................................................                       -
    Net realized and unrealized gain (loss)
      on investments........................................................................                      (.27)
                                                                                                                  ____
    Total from Investment Operations........................................................                      (.27)
                                                                                                                  ____
    Net asset value, end of period..........................................................                    $12.23
                                                                                                                  ====
TOTAL INVESTMENT RETURN.....................................................................                     (2.16%)(1)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................................                       .85%(2)
    Ratio of net investment income
      to average net assets.................................................................                       .07%(2)
    Decrease reflected in above expense ratio
      due to undertaking by the Manager.....................................................                       .56%(2)
    Portfolio Turnover Rate.................................................................                     19.86%(2)
    Average commission rate paid (3)........................................................                    $.0212
    Net Assets, end of period (000's Omitted)...............................................                   $13,288
    (1)  Exclusive of redemption fee.
    (2)  Not annualized.
    (3)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




See notes to financial statements.

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Dreyfus Emerging Markets Fund (the "Fund") which commenced operations on June 28, 1996. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund's fiscal year end is May 31.
    As of November 30, 1996, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 400,000 shares of the Fund.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from June 28, 1996 through May 31, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,757 during the period ended November 30, 1996.
    (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged an aggregate of $8,139 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $938 during the period ended November 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $12,927,164 and $1,201,667, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1996:

                                                               Foreign
                                                               Currency                                      Unrealized
Forward Currency Buy Contracts                                 Amounts          Cost          Value        (Depreciation)
______________________________                                  _____           _____         _____           _______
    Malaysian Ringgit, expiring 12/6/96.....                    300,723       $119,065      $119,004        $  (61)
    Philippines Peso, expiring 12/2/96......                    708,935         27,048        26,976           (72)
    Philippines Peso, expiring 12/3/96......                    827,925         31,588        31,504           (84)
    South African Rand, expiring 12/6/96....                    158,790         34,910        34,444          (466)
                                                                                                               ___
                                                                                                             $(683)
                                                                                                               ===

DREYFUS EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At November 30, 1996, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $195,178, consisting of $400,877 gross unrealized appreciation and $596,055 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
DREYFUS EMERGING MARKETS FUND
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           327SA9611
[Dreyfus logo]
Emerging Markets
Fund
Semi-Annual
Report
November 30, 1996

Dreyfus
International
Growth Fund
Semi-Annual
Report

November 30, 1996

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   Your Fund recorded a total return of 1.42%* for the six months ended November 30, 1996, which was lower than the 3.36% return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index for the same period.**
   The Fund underperformed the EAFE Index because of underweight positions in the U.K., Spain, Germany and the Netherlands, which outperformed the EAFE Index over the period, and because of positions in Thailand, an emerging market, that declined during the six months under review. The Hong Kong and Swedish markets added to fund performance over the period as did a number of individual stocks.

Investment Approach
   I assumed management of the Dreyfus International Equity Fund in April, 1996, just prior to the start of the six-month period under review. The Fund's name was changed to Dreyfus International Growth Fund to reflect my investment policy and style, which is growth oriented. The Fund has been restructured to reflect this orientation. My investment policies and style are detailed below.
   During my twelve years in the international equity management business I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the EAFE Index. Markets and industry sectors are overweighted or underweighted by no more than 70%, with two exceptions. First, the largest market in the EAFE Index, Japan, has a 50%-150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise only 7% of the EAFE Index, the Dreyfus International Growth Fund will invest up to 30% of its assets in this area when significant opportunities present themselves. The reason for this policy is twofold. First, emerging markets have the highest secular GDP and EPS growth rates in the world and an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time positions the Fund to benefit from these extraordinary opportunities.
   In the investment process I have developed, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations relative to both their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.
   Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside risk against the U.S. Dollar over the next 12 to 18 months.
   Below I look at the three main geographic areas outside the U.S. -- Europe, Japan and Emerging Markets -- and what the next six months might bring to these markets.

Europe
   In our view the European markets do not present so much a choice among markets as a choice among stocks. Europe is just entering into a period of enormous change. Many of the most interesting investments that are drawing our attention in Europe fall into one of three categories.
   First, there are a significant number of "new" companies, either IPOs (initial public offerings of stock) or parts of very large companies being spun off into independent publicly traded stocks. Some of these are exciting either because they are in fast-growing areas or are undervalued because the market has little to compare them against.
   Second, there are very major structural changes going on in various European business sectors. These changes can offer rich rewards for investors positioned in stocks driving the changes or benefitting from them. Among the sectors going through huge changes are media, where print, television and the Internet are offering opportunities to competitors in both the content (TV programming, sports, etc.) and distribution (cable, satellite, etc.). Schibsted, a Norwegian-based company that is growing into a Scandinaviawide media competitor in television, newspapers and Internet content, was a strong performer in your Fund over the period under review here and remains an important investment in the Dreyfus International Growth Fund.
   Third, a large number of companies in Europe are restructuring, reengineering and generally rethinking the way they do business. One of the main goals of these changes is improved financial performance, which may mean setting higher targets for profit margins and return on equity, divesting businesses that have performed badly, repurchasing stock with excess cash and other actions that often bolster share performance. If this all sounds familiar, it should to American investors. These are the same types of changes that many American companies have been implementing over the last few years. We believe that many European companies can lift their share prices in the same way in the period ahead. A good example of such a company is Philips Electronics of the Netherlands, which contributed positively to your Fund's performance during the past six months. We continue to search for growth stocks in Europe. The three areas mentioned above are some of the fertile hunting grounds.

Japan
   In my last letter I drew an analogy between Japan's current situation and the U.S.A. during the thirties. Following a long bear market and a difficult period of economic contraction, company profits are rising again and many economic indicators point to better times ahead. Valuation is reasonable by Japan's historical standards. Japanese investors have cash to invest in the market. What is missing? Confidence. This simple word appears to be holding the market back and may be solely responsible for the Nikkei Index's extremely poor performance over the past six months. Dreyfus International Growth's substantial investment in Japanese stocks is testimony to the fact that we believe fundamentals are improving in that country and that investor confidence will follow.

Emerging Markets
   Emerging markets in Asia, Latin America and Eastern Europe began 1996 with sharp rises. Many are now consolidating. I believe the consolidation period may last a bit longer but that many emerging markets will end 1997 a good deal higher than they currently stand. As investors become acclimated to a world of high growth and, unfortunately, somewhat higher interest rates, they will also realize that in previous periods of strong global growth emerging markets performed quite well.
   In the "Investment Approach" section of this letter above, I mentioned that attractive emerging markets exhibit two very strong characteristics -- growth and volatility. We may well see both of these attributes during 1997, as we do in many years. We expect the developed countries in Europe, North America and Japan to be growing simultaneously in 1997 for the first time since the late 1980s. This is a positive environment for growth in many of the Asian emerging nations, which are huge beneficiaries of the increase in global trade that typically accompanies a pickup in growth. So the economic background is quite positive. But these markets also react strongly to even the slightest turmoil in the larger and more liquid stock markets of the world. It is quite possible that a mild correction in one or more of the world's larger markets may present a very strong buying opportunity in the emerging markets. While your Fund remains strongly represented in emerging markets, we will take an opportunistic approach in adding to positions in these markets in the period ahead. The Asian emerging markets where fundamentals are currently most favorable are Hong Kong (including Chinese "red chip" companies listed in that market), the Philippines and Malaysia. In South America, Brazil has strong fundamentals and a vibrant privatization program that interest us. I plan to visit Poland early in calendar 1997, where I may well find some new emerging market investments.
   Ownership of the Dreyfus International Growth Fund offers investors the opportunity to increase long-term capital through ownership of growth-oriented companies and economies outside the U.S. I continue to manage the Fund toward that goal.

                                   Sincerely,



                                   Ron Chapman
                                   Portfolio Manager
December 20, 1996
New York, N.Y.

 *Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index is an unmanaged index of global stock market performance, consisting of equity securities.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Investments            November 30, 1996 (Unaudited)


Common Stocks--96.5%                                                                    Shares          Value
---------------------------------------------------------------------------------    -----------     -----------
                      Australia--1.1%  Boral.....................................        400,000     $ 1,045,176
                                                                                                     -----------

                          Brazil--.5%  Telecomunicacoes Brasileiras, A.D.R. .....          6,400         484,800
                                                                                                     -----------

                         Canada--1.4%  Ranger Oil...............................         150,000       1,312,500
                                                                                                     -----------

                          China--3.1%  China Overseas Land & Investment.........       1,000,000         381,531
                                       China Resources Enterprise...............         325,000         466,568
                                       Guangnan Holdings........................         276,000         217,744
                                       New World Infrastructure..............(a)         400,000       1,189,860
                                       Shanghai Industrial Holdings.............         250,000         813,179
                                                                                                     -----------
                                                                                                       3,068,882
                                                                                                     -----------

                        Finland--1.1%  Cultor Oy, Ser. 1.......................           22,000       1,042,654
                                                                                                     -----------

                         France--5.3%  Banque Nationale de Paris................          30,000       1,194,487
                                       Compagnie Generale des Eaux..............          10,000       1,232,772
                                       Elf Aquitaine............................           7,000         611,160
                                       Lafarge .................................           6,500         410,605
                                       Michelin, Cl. B..........................          18,000         923,086
                                       Thomson..................................          25,000         808,288
                                                                                                     -----------
                                                                                                       5,180,398
                                                                                                     -----------

                        Germany--2.6%  Continental .............................          60,000       1,037,711
                                       Deutsche Bank ...........................          28,000       1,334,460
                                       Henkel KGaA..............................           2,700         131,665
                                                                                                     -----------
                                                                                                       2,503,836
                                                                                                     -----------

                      Hong Kong--9.2%  Bank of East Asia .......................         140,000         599,328
                                       Cheung Kong Holdings.....................         145,000       1,275,220
                                       Henderson Land Development...............         100,000       1,005,561
                                       HKR International........................         656,480         972,154
                                       Hong Kong & China Gas....................         300,000         595,577
                                       Hong Kong Telecommunications, A.D.R. ....          55,000         962,500
                                       HSBC Holdings............................          53,000       1,103,596
                                       Hutchison Whampoa........................          90,000         695,486
                                       New World Development ...................         125,000         844,704
                                       Swire Pacific, Cl. A.....................         100,000         947,362
                                                                                                     -----------
                                                                                                       9,001,488
                                                                                                     -----------

                        Ireland--2.3%  Independent Newspapers ..................         160,000         820,816
                                       Irish Continental Group..................          70,000         512,169
                                       Jurys Hotel Group........................         205,000         955,124
                                                                                                     -----------
                                                                                                       2,288,109
                                                                                                     -----------

                          Italy--4.1%  Fiat ....................................         300,000         882,772
                                       Istituto Nazionale delle Assicurazioni...         950,000       1,309,934
                                       Parmalat Finanziaria ....................       1,140,000       1,769,822
                                                                                                     -----------
                                                                                                       3,962,528
                                                                                                     -----------

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Investments (continued)

Common Stocks (continued)                                                               Shares          Value
---------------------------------------------------------------------------------    -----------     -----------
                         Japan--34.2%  Bank of Tokyo-Mitsubishi.................          54,000     $ 1,104,653
                                       DDI......................................             180       1,287,972
                                       Daikin Industries........................         107,000         995,786
                                       Dainippon Ink & Chemicals................         190,000         752,327
                                       Daiwa Securities.........................          40,000         431,958
                                       Eisai ...................................          30,000         589,991
                                       Fuji Photo Film..........................          46,000       1,441,791
                                       Industrial Bank of Japan.................          50,000         987,708
                                       Ishikawajima-Harima Heavy Industries.....         194,000         902,722
                                       Kato Denki...............................          22,600         287,709
                                       Komatsu Forklift ........................          32,000         202,564
                                       Laox.....................................          36,500         560,799
                                       Maruzen..................................          30,000         316,067
                                       Matsushita-Kotobuki Electron.............          25,000         640,913
                                       Matsushita Communication.................          48,000       1,247,410
                                       Matsushita Electric Industrial...........         100,000       1,729,587
                                       Minebea .................................         120,000       1,024,056
                                       Mitsui & Co..............................          88,000         747,884
                                       NKK...................................(a)         175,000         430,202
                                       Namco....................................          20,000         626,866
                                       Nichiei..................................          12,000         835,470
                                       Nintendo.................................          20,000       1,406,497
                                       Nippon Steel.............................         167,000         504,372
                                       Nippon Telegraph & Telephone.............             200       1,425,812
                                       Nitto Electric Works.....................          75,000       1,376,207
                                       P.S. ....................................             400           6,427
                                       Rohm.....................................          25,000       1,536,435
                                       Sankyo ..................................          45,000       1,205,004
                                       Sekisui House............................          70,000         749,781
                                       Shiseido.................................          99,000       1,190,781
                                       Sony.....................................          26,000       1,664,091
                                       Sumitomo Bank............................          60,000       1,043,020
                                       TDK......................................          22,000       1,417,735
                                       Tokyo Style..............................          60,000         884,987
                                       Toyota Motor.............................          71,000       1,938,630
                                                                                                    ------------
                                                                                                      33,494,214
                                                                                                    ------------

                       Malaysia--5.3%  Commerce Asset Holdings..................          40,000         305,500
                                       DCB Holdings ............................          75,000         256,727
                                       Edaran Otomobil Nasional ................          75,000         739,019
                                       Kentucky Fried Chicken Holdings..........         225,000         997,230
                                       Renong ..................................         490,000         903,601
                                       Road Builder (M) Holdings................         130,000         673,922
                                       Tenaga Nasional .........................         275,000       1,251,484
                                                                                                    ------------
                                                                                                       5,127,483
                                                                                                    ------------

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1996 (Unaudited)

Common Stocks (continued)                                                               Shares          Value
---------------------------------------------------------------------------------    -----------     -----------
                          Mexico--.8%  Grupo Casa Autrey, A.D.R. ...............          20,000      $  387,500
                                       Grupo Financiero Bancomer, Cl.B.......(a)       1,075,000         433,407
                                       Grupo Financiero Inbursa, Cl.B...........           2,338           7,440
                                                                                                    ------------
                                                                                                         828,347
                                                                                                    ------------

                    Netherlands--6.1%  ABN Amro Holding.........................          15,000         971,868
                                       Goudsmit ................................          12,000       1,064,965
                                       Philips Electronics......................          43,000       1,738,457
                                       PolyGram ................................          20,000         964,037
                                       Verenigde Nederlandse Uitgeversbedrijven
                                         Verenigd Bezit...........................        60,000       1,225,058
                                                                                                    ------------
                                                                                                       5,964,385
                                                                                                    ------------

                    New Zealand--1.9%  Fletcher Challenge Building..............         275,000         772,867
                                       Lion Nathan..............................         400,000       1,027,406
                                                                                                    ------------
                                                                                                       1,800,273
                                                                                                    ------------

                         Norway--1.5%  Schibsted................................          80,000       1,457,944
                                                                                                    ------------

                    Philippines--1.0%  Ayala Land, Cl.B.........................         262,500         284,675
                                       Filinvest Land........................(a)         500,000         176,941
                                       Manila Electric, Cl.B....................          45,500         337,614
                                       Pilipino Telephone....................(a)         200,000         175,038
                                                                                                    ------------
                                                                                                         974,268
                                                                                                    ------------

                        Portugal--.8%  Cimpor-Cimentos de Portugal..............          38,000         794,011
                                                                                                    ------------

                         Sweden--2.7%  Skandia Forsakrings .....................          59,000       1,681,324
                                       Sparbanken Sverige , Cl.A................          60,000         991,072
                                                                                                    ------------
                                                                                                       2,672,396
                                                                                                    ------------

                    Switzerland--1.6%  Elektrowatt, Cl.B........................           1,400         561,934
                                       Sandoz ..................................             900       1,047,122
                                                                                                    ------------
                                                                                                       1,609,056
                                                                                                    ------------

                       Thailand--1.4%  Finance One Public (Foreign Registered)..          57,000         162,921
                                       Industrial Finance Corporation of Thailand         47,000         149,060
                                       Industrial Finance Corporation of Thailand
                                           (Foreign Registered).................          74,000         233,242
                                       Krung Thai Bank Public
                                         (Foreign Registered)...................          82,000         234,378
                                       PTT Exploration & Production Public
                                         (Foreign Registered)...................          40,000         588,880
                                                                                                    ------------
                                                                                                       1,368,481
                                                                                                    ------------


Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
Statement of Investments (continued)       November 30, 1996 (Unaudited)

Common Stocks (continued)                                                               Shares          Value
---------------------------------------------------------------------------------    -----------     -----------
                 United Kingdom--8.5%  British Sky Broadcasting Group...........         190,000     $ 1,649,033
                                       Grand Metropolitan.......................         135,000       1,054,740
                                       Great Universal Stores...................         100,000       1,153,852
                                       TeleWest Communications...............(a)         450,000         915,849
                                       Viatel...................................         108,000       1,080,000
                                       Vodafone Group ..........................         580,000       2,512,067
                                                                                                    ------------
                                                                                                       8,365,541
                                                                                                    ------------
                                       TOTAL COMMON STOCKS
                                         (cost $89,441,197).....................                     $94,346,770
                                                                                                    ============

Preferred Stocks--2.3%
--------------------------------------------------------------------------------------------------------
                         Brazil--1.5%  Banco Bradesco...........................          43,500      $  315,828
                                       Companhia Energetica de Minas Gerais.....          12,900         412,100
                                       Petroleo Brasileiro......................           2,800         382,215
                                       Telecomunicacoes do Rio de Janeiro....(a)           3,500         362,537
                                                                                                    ------------
                                                                                                       1,472,680
                                                                                                    ------------

                         Germany--.8%  Henkel KGaA Vorzug.......................          16,300         811,820
                                                                                                    ------------

                                       TOTAL PREFERRED STOCKS
                                         (cost $ 2,014,729).....................                     $ 2,284,500
                                                                                                    ============

                                                                                     Principal
Short-Term Investments--.4%                                                           Amount
-------------------------------------------------------------------------------   ---------------
                      United States;   U.S. Treasury Bills;
                                         5.10%, 12/19/96
                                         (cost $437,881)........................      $  439,000    $    437,810
                                                                                                    ============

TOTAL INVESTMENTS (cost $ 91,893,807)...........................................          99.2%     $ 97,069,080
                                                                                         =======    ============
CASH AND RECEIVABLES (NET)......................................................            .8%     $    753,720
                                                                                         =======    ============
NET ASSETS......................................................................         100.0%     $ 97,822,800
                                                                                         =======    ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                November 30, 1996 (Unaudited)


                                                                                        Cost          Value
                                                                                    -----------    ------------
ASSETS:             Investments in securities--See Statement of Investments         $91,893,807    $ 97,069,080
                    Cash.............................................                                 4,134,192
                    Receivable for investment securities sold and
                      forward currency exchange contracts............                                   598,478
                    Dividends and interest receivable................                                   244,337
                    Prepaid expenses.................................                                    52,942
                                                                                                   ------------
                                                                                                    102,099,029
                                                                                                   ------------


LIABILITIES:        Due to The Dreyfus Corporation and affiliates....                                    69,089
                    Due to Distributor...............................                                    60,807
                    Payable for investment securities purchased and
                    forward currency exchange contracts............                                   4,023,733
                    Accrued expenses.................................                                   122,600
                                                                                                   ------------
                                                                                                      4,276,229
                                                                                                   ------------


NET ASSETS.....................................................................                    $ 97,822,800
                                                                                                   ============


REPRESENTED BY:     Paid-in capital..................................                              $ 88,343,913
                    Accumulated undistributed investment income--net..                                  371,603
                    Accumulated net realized gain (loss) on investments,
                      foreign currency transactions and forward currency
                      exchange contracts.............................                                 3,935,334
                    Accumulated net unrealized appreciation (depreciation)
                      on investments and foreign currency transactions                                5,171,950
                                                                                                   ------------


NET ASSETS.....................................................................                    $ 97,822,800
                                                                                                   ============


SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                       6,227,038


NET ASSET VALUE, offering and redemption price per share.......................                          $15.71
                                                                                                         -------
                                                                                                         -------

                       See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Statement of Operations       Six Months Ended November 30, 1996 (Unaudited)


INVESTMENT INCOME

INCOME:                       Cash dividends
                                (net of $94,774 foreign taxes withheld at source)          $  840,255
                              Interest.........................................                93,444
                                                                                           ----------
                                   Total Income................................                                $  933,699

EXPENSES:                     Management fee--Note 2(a).........................              375,073
                              Shareholder servicing costs--Note 2(b,c)..........              486,944
                              Custodian fees...................................                56,148
                              Professional fees................................                28,495
                              Directors' fees and expenses--Note 2(d)..........                21,084
                              Registration fees................................                17,998
                              Prospectus and shareholders' reports--Note 2(b)..                 8,991
                              Miscellaneous....................................                12,160
                                                                                           ----------
                                   Total Expenses..............................                                 1,006,893
                                                                                                               ----------


INVESTMENT  (LOSS)--NET.........................................................                                  (73,194)
                                                                                                               ----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments and
                                foreign currency transactions..................            $2,700,147
                              Net realized gain (loss) on forward currency
                                exchange contracts:
                                Short transactions.............................             1,130,389
                                                                                           ----------
                                Net Realized Gain (Loss).......................                                 3,830,536

                              Net unrealized appreciation (depreciation) on investments
                                and foreign currency transactions..............                                (1,741,954)
                                                                                                              -----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                 2,088,582
                                                                                                              -----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $2,015,388
                                                                                                               ==========


                       See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                           Six Months Ended
                                                                           November 30, 1996       Year Ended
                                                                              (Unaudited)         May 31, 1996
                                                                          ------------------      -------------
OPERATIONS:
  Investment income (loss)--net........................................     $     (73,194)         $    709,200
  Net realized gain (loss) on investments..............................         3,830,536            10,297,222
  Net unrealized appreciation (depreciation) on investments............        (1,741,954)            3,566,028
                                                                            -------------          ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..         2,015,388            14,572,450
                                                                            -------------          ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................       214,353,261           418,554,429
  Cost of shares redeemed..............................................      (221,256,231)         (468,325,648)
                                                                            -------------          ------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions       (6,902,970)           (49,771,219)
                                                                            -------------          ------------
        Total Increase (Decrease) in Net Assets........................       (4,887,582)           (35,198,769)
                                                                            -------------          ------------

NET ASSETS:
  Beginning of Period..................................................       102,710,382           137,909,151
                                                                            -------------          ------------
  End of Period........................................................     $  97,822,800          $102,710,382
                                                                            -------------          ------------
                                                                            -------------          ------------
Undistributed investment income--net....................................    $     371,603          $    444,797
                                                                            -------------          ------------

                                                                                Shares                Shares
                                                                            -------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................        14,043,560            29,117,194
  Shares redeemed......................................................       (14,446,554)          (32,523,537)
                                                                            -------------          ------------
      Net Increase (Decrease) in Shares Outstanding....................          (402,994)           (3,406,343)
                                                                            -------------          ------------
                                                                            -------------          ------------



                       See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
----------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                Six Months Ended         Year Ended May 31,
                                                                November 30, 1996  ______________________________
PER SHARE DATA:                                                    (Unaudited)      1996        1995      1994(1)
                                                           ------------------------------------------------------
   Net asset value, beginning of period.................               $15.49        $13.74      $15.20      $12.50
                                                                      -------       -------     -------     -------
   Investment Operations:
   Investment income (loss)--net.........................                (.01)          .09         .01         .05
   Net realized and unrealized gain (loss)
      on investments....................................                  .23          1.66       (1.19)       2.74
                                                                      -------       -------     -------     -------
   Total from Investment Operations.....................                  .22          1.75       (1.18)       2.79
                                                                      -------       -------     -------     -------
   Distributions:
   Dividends from investment income--net.................               --             --          (.01)       (.02)
   Dividends in excess of investment income--net.........               --             --          (.02)       (.04)
   Dividends from net realized gain on investments......                --             --          (.25)       (.03)
                                                                      -------       -------     -------     -------
   Total Distributions..................................                --             --          (.28)       (.09)
                                                                      -------       -------     -------     -------
   Net asset value, end of period.......................               $15.71        $15.49      $13.74      $15.20
                                                                      =======       =======     =======     =======
TOTAL INVESTMENT RETURN.................................                 1.42%(2)     12.74%      (7.81%)     22.32%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............                 1.01%(2)      2.04%       1.92%       1.71%(2)
   Ratio of net investment income
      to average net assets.............................                 (.07%)(2)      .62%        .09%        .11%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager................                --              --          --          .16%(2)
   Portfolio Turnover Rate..............................                71.65%(2)     96.45%      40.15%      51.32%(2)
   Average commission rate paid(3)......................               $.0183           --          --          --
   Net Assets, end of period (000's Omitted)............              $97,823      $102,710    $137,909    $179,907

-----------------------
(1) From June 29, 1993 (commencement of operations) to May 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning December 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus International Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Dreyfus International Growth Fund (the "Fund"). The Fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

     Effective   June  24,  1996,  the  Fund  changed  its  name  from  "Dreyfus
International Equity Fund, Inc." to "Dreyfus International Growth Fund."

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Management Fee and Other Transactions with Affiliates:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended November 30, 1996, $250,791 was charged to the Fund pursuant to the Plan.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain expenses. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged an aggregate of $125,024 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $56,558 during the period ended November 30, 1996.

     (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus International Growth Fund
(formerly Dreyfus International Equity Fund, Inc.)--See Note 1
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Securities Transactions:
     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $68,345,921 and $77,115,905, respectively.

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At November 30, 1996, there were no open forward currency exchange contracts.

     (b) At November  30,  1996,  accumulated  net  unrealized  appreciation  on
investments  was   $5,175,273,   consisting  of  $9,115,026   gross   unrealized
appreciation and $3,939,753 gross unrealized depreciation.

     At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus International
Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     095SA9611